SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2001

                           CHINAB2BSOURCING.COM, INC.
                  (FORMERLY INTERNATIONAL SMART SOURCING, INC.)
             (Exact name of registrant as specified in its charter)

         Delaware                     001-14753                  11-3423157
(State or other jurisdiction     (Commission File No.)         (IRS Employer
    of  incorporation)                                       Identification No.)


            320 Broad Hollow Road              11735
            Farmingdale, New York           (Zip Code)
(Address of principal executive offices)
       Registrant's telephone number, including area code: (631) 293-4650

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


                       Exhibit Index Located on Page: ___
                           Total Number of Pages: ___

Item 5.     Other Events.

The Company has made the following key executive appointments:

          David Hale, formerly Director of Operations of the Company, has been appointed Chief Operating Officer of the Company.

          Arthur Myers has been appointed Chief Financial Officer of the Company.

          Steven Sgammato, formerly Chief Financial Officer of the Company, has been appointed President of Electronic Hardware Corp., a subsidiary of the Company


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Date: June 8, 2001

                                             CHINAB2BSOURCING.COM, INC.


                                             By: /s/ ANDREW FRANZONE
                                                     ---------------------
                                                     Andrew Franzone
                                                     Chief Executive Officer and
                                                     President


                                INDEX TO EXHIBITS

     Exhibit
       No.                                               Description

      NONE